UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2013

 HOOKER FURNITURE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

440 East Commonwealth Boulevard,		(276) 632-0459
Martinsville, Virginia	24112	(Registrant’s telephone number,
(Address of principal executive offices)	(Zip Code)	including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2013, the Compensation Committee of the Board of Directors of Hooker Furniture Corporation (the “Company”) approved annual base salaries, annual cash incentives and long-term incentive awards for the Company’s executive officers.

Annual Base Salary

The base salary for each executive officer for the 2013 calendar year will be:

Base Salary
Paul B. Toms, Jr., Chairman and CEO	$370,000
Alan D. Cole, President	333,000
Paul A. Huckfeldt, VP – Finance and Accounting and CFO	195,000
Michael W. Delgatti, Jr., President – Hooker Upholstery	265,000

The Committee also approved an annual base salary of $275,000 for the 2013 calendar year for Arthur G. Raymond, Jr., the Company’s current Senior Vice President – Casegoods Operations. As previously announced, Mr. Raymond will cease to serve in that capacity effective January 31, 2013. The Company expects to continue to employ Mr. Raymond on a full-time basis for an undetermined period after January 31, 2013 to assist with transition matters and with several specific operations projects for the Company. Mr. Raymond’s annual base salary will be prorated for the period he continues to be employed by the Company and paid monthly, consistent with the Company’s customary employee payroll practices.

Annual Cash Incentives

The annual cash incentive for each executive officer for the Company’s 2014 fiscal year, which ends February 2, 2014, will be paid if the Company attains 70% or more of its budgeted fiscal 2014 consolidated net income target, as approved by the Board of Directors.  Each executive officer is eligible to receive a percentage of his calendar 2013 base salary, with no cash bonus paid if the Company fails to reach at least 70% of the budgeted consolidated net income target and a maximum cash bonus paid if the Company reaches 150% or more of target consolidated net income.  The annual cash incentive potential, expressed as a percentage of annual base salary, for each of the executive officers is as follows:

	If the Company Attains:
	70% of Target Net Income	85% of Target Net Income	100% of Target Net Income	125% of Target Net Income	150% or More of Target Net Income
Paul B. Toms, Jr.	25%	38%	50%	67%	84%
Alan D. Cole	25%	38%	50%	67%	84%
Paul A. Huckfeldt	20%	30%	40%	53%	67%
Michael W. Delgatti, Jr.	18%	26%	35%	47%	58%

Long-Term Incentive Awards

Time-Based Restricted Stock Units (RSUs).  Each time-based RSU entitles the executive officer to receive one share of the Company’s common stock if he remains continuously employed with the Company through the end of a three-year service period that ends January 15, 2016. At the discretion of the Committee, the RSUs may be paid in shares of the Company’s common stock, cash (based on the fair market value of a share of the Company’s common stock on the date payment is made), or both. In addition to the service-based vesting requirement, 100% of an executive officer’s RSUs will vest upon a change of control of the Company and a prorated number of the RSUs will vest upon the death, disability or retirement of the executive officer.

The number of RSUs awarded to each executive officer is set forth in the table below.

Executive Officer	Number of RSUs
Paul B. Toms, Jr.	0
Alan D. Cole	4,484
Paul A. Huckfeldt	1,576
Michael W. Delgatti, Jr.	2,974

Performance Grants. Each performance grant entitles the executive officer to receive a payment based on the achievement of two specified performance conditions. The payout will be the sum of two amounts, based on the Company’s absolute and relative EPS growth over a three-year performance period that begins February 4, 2013 and ends January 31, 2016. At the discretion of the Committee, the payout can be made in cash, shares of the Company’s common stock (based on the fair market value of a share of the Company’s common stock on the date payment is made), or both. The executive officer also must remain continuously employed with the Company through the end of the performance period to be eligible for a payment.

The payment for each executive officer under his performance grant will be the sum of the following amounts:

a.
An amount set forth in the table below based on the growth of the Company’s fully diluted earnings per share from continuing operations (“EPS”) over the performance period. The Company’s EPS growth must be at least 5% over the performance period for a payment to be made.

	Payout Amount Based on EPS Growth (%) for Performance Period
Executive Officer	5%	10%	15%	20%	25%
Paul B. Toms, Jr.	$27,750	$83,250	$111,000	$138,750	$166,500
Alan D. Cole	16,653	49,960	66,613	83,267	99,920
Paul A. Huckfeldt	11,700	35,100	46,800	58,500	70,200
Michael W. Delgatti, Jr.	11,044	33,132	44,176	55,219	66,263

b.
An amount set forth in the table below based on the growth of the Company’s EPS over the performance period relative to a group of specified peer companies. However, if the Company’s EPS growth is not positive for the performance period, this payment will be capped at the amount for the 50th percentile.

	Payout Amount Based on Relative EPS Growth for Performance Period
Executive Officer	Less than 50th percentile	50th percentile, but less than 75th percentile	Equal to or greater than 75th percentile
Paul B. Toms, Jr.	$0	$111,000	$166,500
Alan D. Cole	0	66,593	99,890
Paul A. Huckfeldt	0	46,800	70,200
Michael W. Delgatti, Jr.	0	44,162	66,243

In addition, a payment will be made to an executive officer under each performance grant upon a change of control of the Company, consistent with attaining 15% EPS growth and relative EPS growth at the 50th percentile for the performance period, or a prorated amount following the death, disability or retirement of the executive officer as described in the executive officer’s grant agreement.

The terms of the time-based RSUs and the performance grants are more completely described in the respective forms of grant agreements filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2012, and which are incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1.                      Form of Time-Based Restricted Stock Unit Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2012)

Exhibit 10.2.                      Form of Performance Grant Agreement (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2012)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:	/s/ Paul A. Huckfeldt
Paul A. Huckfeldt
Vice President - Finance and Accounting
Chief Financial Officer

Date: January 17, 2013